SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LRAD Corporation

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16990 Goldentop Road, Suite A
San Diego, California 92127
(858) 676-1112

January 27, 2015

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on Wednesday, March 18, 2015, at 9:30 a.m., local time at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127. The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The accompanying materials include the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement describes the business that we will conduct at the Annual Meeting. It also provides information about us that you should consider when you vote your shares.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. We urge you to read the accompanying Proxy Statement carefully and vote as soon as possible. You may vote your shares by completing, signing, dating and returning the proxy card today. For your convenience, you may also vote your shares via the Internet or by telephone by following the instructions on the proxy card or by voting in person at the Annual Meeting. If you decide to attend the Annual Meeting and you are a registered stockholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support and continued interest in LRAD Corporation.

Sincerely,

Thomas R. Brown
Chairman of the Board, President and Chief Executive Officer

16990 Goldentop Road, Suite A
San Diego, California 92127
(858) 676-1112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 18, 2015

TO THE STOCKHOLDERS OF LRAD CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LRAD Corporation, a Delaware corporation (the “Company”), will be held on March 18, 2015 at 9:30 a.m. local time, at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127, for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015;

3.	To approve the LRAD Corporation 2015 Equity Incentive Plan;

4.	To consider an advisory vote on the compensation of our named executive officers; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

I strongly encourage you to sign up for electronic delivery of our future annual reports and proxy materials in order to conserve natural resources and help us save costs in producing and distributing these materials. For more information, please see “Electronic Delivery of Proxy Materials and Annual Reports” on page 28 of the Proxy Statement.

The Board of Directors has fixed the close of business on January 22, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record present at the Annual Meeting or who have submitted a valid proxy via the Internet, by telephone or by mail will be deemed to be present in person to vote at the Annual Meeting.

By Order of the Board of Directors,

Thomas R. Brown
Chairman of the Board

San Diego, California
January 27, 2015

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 18, 2015.
THE PROXY STATEMENT, FORM OF PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED

SEPTEMBER 30, 2014 ARE AVAILABLE AT www.proxyvote.com.

LRAD CORPORATION
16990 Goldentop Road, Suite A, San Diego, California 92127
(858) 676-1112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on March 18, 2015

INFORMATION CONCERNING SOLICITATION AND THE ANNUAL MEETING

This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of LRAD Corporation, a Delaware corporation, of proxies for use at the 2015 Annual Meeting of Stockholders to be held on March 18, 2015, at 9:30 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127.

We intend to mail or electronically deliver this Proxy Statement, the accompanying proxy card and Notice of Annual Meeting on or about February 6, 2015 to all stockholders of record entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING AND PROXY STATEMENT

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Thomas R. Brown, President and Chief Executive Officer, and Katherine H. McDermott, Chief Financial Officer and Secretary (the “proxyholders”), have been designated as proxies for the Annual Meeting.

What is a Proxy Statement?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy card designating the proxyholders as proxies to vote on your behalf. The Proxy Statement includes information about the proposals to be considered at the Annual Meeting and other required disclosures including information about our Board and executive officers.

Who can vote at the Annual Meeting?

We have designated a record date of January 22, 2015 for the Annual Meeting. Only stockholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 22, 2015, we had outstanding and entitled to vote 33,243,156 shares of common stock. On all matters to be voted upon at the Annual Meeting, each holder of record of common stock on the record date will be entitled to one vote for each share held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Stockholder of Record – Shares Registered in Your Name

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to ensure your vote is counted by submitting your proxy by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card. Simply follow the instructions on the accompanying proxy card for each voting method.

Beneficial Owner – Shares Registered in the Name of a Broker, Bank or Other Agent

If, at the close of business on the record date, your shares were not held in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “Street name” and these proxy materials are being forwarded to you by your broker, bank or other agent. The broker, bank or other agent holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on “routine” matters. Your broker will not have discretion to vote on “non-routine” matters absent direction from you. The election of directors (Proposal 1), the approval of the LRAD Corporation 2015 Equity Incentive Plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for fiscal 2015 (Proposal 2) is considered “routine” under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

How can I attend the Annual Meeting?

You will be admitted to the Annual Meeting if you were a stockholder as of the close of business on January 22, 2015, or you have authority to vote under a valid proxy for the Annual Meeting. You should be prepared to present valid photo identification, such as a driver’s license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to January 22, 2015, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership.

What proposals will be presented at the Annual Meeting?

At the Annual Meeting, stockholders eligible to vote will consider and vote upon (1) the election of five directors to serve for the ensuing year and until their successors are elected, (2) the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015, (3) the approval of the LRAD Corporation 2015 Equity Incentive Plan, (4) an advisory vote on the compensation of our named executive officers and (5) such other business as may properly come before the meeting or any adjournment or postponement thereof.

How does the board recommend I vote on these proposals?

Our Board’s recommendations are set forth, together with a description of the proposals, in this Proxy Statement. In summary, our Board of Directors recommends that you vote:

•	FOR each of the nominees for director named in this Proxy Statement to serve until the Annual Meeting of Stockholders in 2015 and until their successors are duly elected and qualified (see page 5);

•	FOR the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm (see page 11);

•	FOR the approval of the LRAD Corporation 2015 Equity Incentive Plan (see page 13); and

•	FOR the approval of the compensation of our executive officers (see page 20).

What vote is required to approve each matter and how are votes counted?

If a quorum is present at the Annual Meeting, the votes required for the proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•

Election of Directors. The five nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Abstentions and broker non-votes, if any, are not counted for purposes of electing directors and will have no effect on the results of this vote. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

•

Ratification of Squar, Milner, Peterson, Miranda & Williamson, LLP as our Independent Registered Public Accounting Firm. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2015. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

•

Approval of the LRAD Corporation 2015 Equity Incentive Plan. The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to approve the LRAD Corporation 2015 Equity Incentive Plan. Abstentions will have the effect of votes against this proposal. Broker non-votes, if any, will have no effect on the results of this vote.

•

Advisory vote on executive compensation. The votes cast FOR this proposal must exceed the votes cast AGAINST to approve the compensation of our named executive officers as disclosed in the compensation tables contained in this Proxy Statement. Abstentions and broker non-votes and will have the effect of votes against this proposal.

How do I vote?

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person. To make sure that your shares are represented, we urge you to vote as promptly as possible by signing and dating the enclosed proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions provided on the enclosed proxy card.

If you are a stockholder of record, there are four ways to vote:

•	By calling the toll-free telephone number indicated on your proxy card. Follow the voice prompts to vote your shares and confirm that your instructions have been properly recorded,

•	By going to the Internet website indicated on your proxy card. As with telephone voting, you can confirm that your instructions have been properly recorded,

•	By signing, dating and returning the accompanying proxy card, or

•	By written ballot at the Annual Meeting.

If your shares are held in street name, please follow the voting instructions provided by your bank, broker or other agent. In most cases, you may submit voting instructions by telephone or by Internet to your bank, broker or other agent, or you can sign, date and return a voting instruction form to your bank, broker or other agent. If you provide specific voting instructions by telephone, by Internet or by mail, your bank, broker or other agent must vote your shares as you have directed.

At the Annual Meeting, we will pass out ballots to anyone who wishes to vote in person. If you hold your shares in street name, you must request a legal proxy from your bank, broker or other nominee to vote by ballot at the Annual Meeting.

How can I change or revoke my vote?

You can revoke your proxy at any time before the applicable vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following ways:

•	you may submit another properly executed proxy by telephone, by Internet or by signing, dating and returning a later dated proxy card,

•	you may send a written notice that you are revoking your proxy to our Corporate Secretary at 16990 Goldentop Road, Suite A, San Diego, California 92127, or

•	you may attend the Annual Meeting and vote in person (however, simply attending the Annual Meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, follow the instructions provided by them.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares as of the close of business on the record date are represented by stockholders present at the meeting or by proxy. At the close of business on the record date, there were 33,243,156 shares outstanding and entitled to vote. Therefore, in order for a quorum to exist, 16,621,579 shares must be represented by stockholders present at the meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What if a stockholder does not specify a choice for a matter when returning a proxy?

If you indicate a choice on your proxy on a particular matter to be acted upon, the shares will be voted as indicated. If you are a stockholder of record and you return a signed proxy card but do not indicate how you wish to vote, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you do not return a proxy card, your shares will not be voted and will not be deemed present for the purpose of determining whether a quorum exists.

If you are a beneficial owner and the organization holding your account does not receive instructions from you as to how to vote those shares, under the rules of various national and regional securities exchanges, that organization may exercise discretionary authority to vote on routine proposals but may not vote on “non-routine” proposals. As a beneficial owner, you will not be deemed to have voted on such “non-routine” proposals. The shares that cannot be voted by brokers on “non-routine” matters are called broker non-votes. Broker non-votes will be deemed present at the Annual Meeting for purposes of determining whether a quorum exists for the Annual Meeting. The election of directors (Proposal 1), the approval of the LRAD Corporation 2015 Equity Incentive Plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4) are considered “non-routine” under applicable rules. The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for fiscal 2015 (Proposal 2) is considered “routine” under applicable rules.

What does it mean if I receive more than one proxy card?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please sign, date and return the proxy card for each account or vote via the Internet or by telephone following the instructions provided on the proxy card for each account.

How will voting on any other business be conducted?

Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business properly comes before the Annual Meeting, your proxy or voting instruction gives authority to the proxyholders to vote on those matters in their discretion.

May I propose matters for consideration at next year’s annual meeting or nominate individuals to serve as directors?

Yes. If you wish to propose a matter for consideration at next year’s annual meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Stockholder Proposals” and “Stockholder Nominations” below.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Annual Meeting.

Where can I access an electronic copy of the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2014?

You may access an electronic copy of the Proxy Statement, form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended September 30, 2014 at: www.proxyvote.com.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors currently consists of five directors. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal. The Board, upon recommendation by the independent members of the Board, has nominated the nominees listed below for election to our Board of Directors. All five of the nominees listed below are currently directors and were elected by the stockholders at our 2014 annual meeting. We encourage our Board members to attend our annual meetings of stockholders. All nominees attended the 2014 annual meeting of stockholders.

Nomination Process

In considering candidates for election to the Board, the independent members of the Board seek to assemble a Board that, as a whole, possesses the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent members of the Board also consider other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board that represents a diverse mix of backgrounds, perspectives and expertise consisting of directors who complement and strengthen the skills of other directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board view as critical to effective functioning of the Board. Each of the nominees for election to the Board has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has experience in management and leadership development and an understanding of operating and corporate governance issues for a public company such as LRAD Corporation.

Voting

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. There are no arrangements or understandings between us and any other person pursuant to which they or any other director has been selected as a director or nominee at the Annual Meeting.

The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors.

The Board unanimously recommends a vote IN FAVOR of each of the Board’s nominees for director.

Nominees

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each independent member of the Board may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent members of the Board.

Name	Age	Position and Offices	Director Since
Thomas R. Brown	64	President, Chief Executive Officer, and Chairman of the Board	2006
Laura M. Clague (1)(2)	55	Director	2007
John G. Coburn (1)(2)	73	Director	2013
Richard H. Osgood III (1)(2)	60	Director	2013
Dennis J. Wend (1)(2)	55	Director	2013

(1) Member of Audit Committee
(2) Member of Compensation Committee

Thomas R. Brown, age 64, has been a director since March 2006 and was appointed as President and Chief Executive Officer in August 2006 and Chairman of our Board of Directors in April 2009. Mr. Brown served as President of BrownThompson Executive Search, a financial executive search firm, from April 2005 to August 2006. Mr. Brown was employed by Sony Electronics, Inc. from February 1988 to September 2004. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Engineering and Manufacturing division of Sony Electronics, Inc., where he was responsible for supply chain operations including Information Technology, Procurement, Customer Service, North American Manufacturing Operations and Finance. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer manufacturing division. Mr. Brown is a member of the board of directors of Mad Catz Interactive, Inc. (NYSE MKT/TSX: MCZ), a provider of video game accessories. Mr. Brown holds a B.A. in Economics from Rutgers University. Mr. Brown’s extensive business experience and background, demonstrated leadership as an executive at Sony Electronics, his prior board experience, and his service as our Chief Executive Officer since 2006, qualify him to serve on our Board.

Laura M. Clague, age 55, has been a director since February 2007. Ms. Clague has over 30 years of financial experience. Ms. Clague has served as Senior Vice President and Chief Financial Officer of Retrophin, Inc. since November 2014. From 2012 to October 2014, Ms. Clague served as Chief Financial Officer of the San Diego and Ohio operations of Amylin Pharmaceuticals, LLC, a wholly owned subsidiary of Bristol-Myers Squibb. Prior to the acquisition by Bristol-Myers Squibb in 2012, Ms. Clague was the Vice President, Corporate Controller and Chief Accounting Officer of Amylin for 10 years, and during this time also served as the CFO of the Amylin/Lilly Collaboration that was responsible for products with $500+ million in annual net reported revenue. From 1988 to 1999, Ms. Clague was the director of finance and accounting operations for Sony Electronics, Inc. From 1985 to 1988, Ms. Clague served as internal audit supervisor at Cubic Corporation. From 1982 to 1985, Ms. Clague held various audit positions at KPMG. Ms. Clague is a certified public accountant in the State of California, and has a B.S. in Business Administration from Menlo College. Ms. Clague’s qualifications to serve on the board include her significant experience as a financial executive in a publicly traded company, as well as her strong accounting and finance background resulting from her years in public accounting and industry.

John G. Coburn, age 73, has been a director since July 2013. General Coburn has been Chief Executive Officer and Chairman of VT Systems, Inc., an engineering group providing solutions and services in the aerospace, electronics, land systems and marine sectors, since November 2001. Prior to joining VT Systems, General Coburn served in the United States Army for 39 years in various logistics positions. His last assignment was as commanding general of the United

States Army Material Command (AMC). General Coburn is a distinguished military graduate of Eastern Michigan University where he was commissioned as a second lieutenant in the infantry. General Coburn holds a B.A. in Education from Eastern Michigan University, a master’s degree in Political Science from the University of Kansas, a J.D. from the University of Missouri, and an honorary Ph.D. from Eastern Michigan University. General Coburn’s extensive executive management experience as well as his senior military leadership experience and logistics, procurement and program development background qualify him to serve on our Board.

Richard H. Osgood III, age 60, has been a director since July 2013. Mr. Osgood retired in 2012 after serving as Head of Equity Capital Markets for Wedbush Securities since January 2009. Mr. Osgood joined Wedbush Securities when it acquired Pacific Growth Equities, which Mr. Osgood founded in 1991. Mr. Osgood served in various capacities with Pacific Growth Equities prior to its acquisition, including President, Chief Executive Officer, Chief Operating Officer, Chairman and Executive Chairman. Prior to founding Pacific Growth Equities, Mr. Osgood was the Head of Capital Markets, Sales and Trading at Volpe, Welty and Company, a company he also co-founded in 1986. Previously, Mr. Osgood held senior positions in institutional sales at Montgomery Securities, Rotan Mosely and Smith Barney. Mr. Osgood holds a B.A. in Psychology and a B.S. in Biology from the University of the South. Mr. Osgood’s capital markets and securities industry expertise, as well as his management and strategic experience qualify him to serve on our Board.

Dennis J. Wend, age 55, has been a director since July 2013. Mr. Wend has served as the President of Wend & Associates Inc., a technology based consulting company working with various government agencies and private sector firms, since January 2007. Prior to founding Wend & Associates, Mr. Wend served over 27 years as a civilian with the United States Army in various positions in procurement, logistics, and weapon system management, including positions that required management and direction of multiple manufacturers throughout the country executing approximately $1 billion of production. Mr. Wend is the recipient of the Meritorious Civilian Medal, The Secretary of the Army Competition in Contracting Award, the AMC Commanders Medal, Federal Manager of the Year Award and the Secretary of Transportation Award and numerous other awards. Mr. Wend holds a master of science degree from Central Michigan University and a BBA from the Detroit Institute of Technology. He is also a graduate of the Department of Defense System Management College and certified as a Level III DOD Acquisition Corps professional in Program Management and Acquisition. Mr. Wend’s extensive experience in strategic management and program development, as well as his procurement, logistics, and weapon system management expertise qualify him to serve on our Board.

BOARD AND COMMITTEE MATTERS
AND CORPORATE GOVERNANCE MATTERS

Corporate Governance

We maintain a corporate governance page on our website that includes key information about our corporate governance initiatives, including our Code of Business Conduct and Ethics, our Charters for the committees of the Board, and our Whistleblower Protection Policy. The corporate governance page can be found at www.lradx.com by clicking on “Investors,” and then on “Corporate Governance.” The information contained on our website is not incorporated by reference into and does not form a part of this Proxy Statement.

Our policies and practices reflect corporate governance initiatives that are designed to be compliant with the listing requirements of the NASDAQ Stock Market and the corporate governance requirements of applicable securities laws, including:

•	A majority of our Board members are independent of our company and our management;

•	All members of our standing Board committees are independent of our company and our management;

•	The independent members of our Board meet regularly without the presence of management;

•	We have a clear code of business conduct and ethics that applies to our principal executive officers, our directors and all of our employees, and is monitored by our Audit Committee;

•	The charters of the board committees clearly establish their respective roles and responsibilities; and

•

We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters.

Board of Directors

Our Board currently consists of five directors: Thomas R. Brown (Chairman), Laura M. Clague, General John G. Coburn, Richard H. Osgood III and Dennis J. Wend. During the fiscal year ended September 30, 2014, our Board held 5 meetings. All directors serving on the Board during the fiscal year ended September 30, 2014 attended at least 75% of the aggregate of the total number of the meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served (in each case during the period in which he or she served).

Independence of the Board

As required under the NASDAQ Stock Market listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. After review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that Ms. Clague, General Coburn, Mr. Osgood and Mr. Wend are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Leadership Structure

Thomas R. Brown currently serves as Chief Executive Officer and Chairman of the Board. The Board does not have a lead independent director. We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board believes that it should maintain flexibility to select our Chairman and board leadership structure from time to time. The Board believes that it is currently in our best interest, and that of our stockholders, for Mr. Brown to serve in both roles. The Board believes this provides us an efficient and effective leadership model. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making and alignment on corporate strategy. In light of Mr. Brown’s knowledge of our business and industry, and his experience successfully navigating us through both strong and challenging periods, his ability to speak as Chairman and CEO provides us with strong unified leadership.

Role of Board in Risk Oversight

Our management is primarily responsible to manage risk and inform the Board regarding our most material risks. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The Compensation Committee oversees risk management related to our executive compensation plans and arrangements. The independent directors on the Board oversee risk management related to the nomination of director candidates and our corporate governance practices. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, working through its committees to participate actively in the oversight of management’s actions. These specific risk categories and our risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

Executive Sessions

As required under NASDAQ listing standards, during the calendar year ended December 31, 2014, our independent directors met at least twice in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

We have adopted a formal process by which stockholders may communicate with our Board. The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of Investor Relations by mail to our principal offices, 16990 Goldentop Road, Suite A, San Diego, CA 92127. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed Investor Relations to forward such correspondence only to the intended recipients; however, the Board has also instructed Investor Relations, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, that correspondence will be forwarded to our corporate Secretary for review and possible response. This information is also contained on our website at www.lradx.com.

Information Regarding the Board Committees

During the full fiscal year ended September 30, 2014, the Board had two standing committees: the Audit Committee and the Compensation Committee. The current charters for the Audit Committee and the Compensation Committee can be found on our website at www.lradx.com.

Audit Committee

Our Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee oversees our corporate accounting and financial reporting processes. Among other functions, the Audit Committee:

•	evaluates the performance of and assesses the qualifications of the independent registered public accounting firm;

•	engages the independent registered public accounting firm;

•	determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;

•	confers with senior management and the independent registered public accounting firm regarding the adequacy and effectiveness of financial reporting;

•	reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	considers the effectiveness of our Company’s internal control system, including information technology security and control;

•

understands the scope of the independent registered public accounting firm’s review of internal control over financial reporting, and obtains reports on significant findings and recommendations, together with management’s responses;

•	monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law;

•

oversees procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviews the procedures for communicating the code of business conduct and ethics to our company personnel, and for monitoring compliance therewith;

•	reviews annually the Audit Committee’s written charter and the committee’s performance and reports the same to the Board;

•	reviews the financial statements to be included in our Annual Report on Form 10-K as well as interim financial reports;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the results in our quarterly financial statements; and

•	reviews and approves all related party transactions on an ongoing basis.

The Audit Committee has the authority to retain special legal, accounting or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Audit Committee is composed of Ms. Clague (Chair), General Coburn and Messrs. Osgood and Wend. The Audit Committee met 4 times during fiscal 2014.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that all members of our Audit Committee are independent under applicable SEC rules and NASDAQ listing standards. Our Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement and cash flow statement. Our Board has also determined that Ms. Clague qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making such determination, the Board made a qualitative assessment of Ms. Clague’s level of knowledge and experience based on a number of factors, including Ms. Clague’s formal education and experience.

Compensation Committee

The Compensation Committee assists in the implementation of, and provides recommendations with respect to, our general and specific compensation policies and practices for our company’s executives. The Compensation Committee also administers our 2005 Equity Incentive Plan. Among other functions, the Compensation Committee:

•	reviews and approves the performance goals and objectives for executive officers, including our CEO;

•	evaluates the CEO’s performances in light of those goals and objectives and recommends to the Board the CEO’s compensation levels;

•	recommends to the Board the compensation of executive officers other than the CEO;

•	reports on executive compensation for inclusion in our company’s proxy statements;

•	reviews annually the Board compensation and makes related recommendations to the Board; and

•	reviews annually the Compensation Committee’s written charter and the committee’s performance and reports the same to the Board.

The Compensation Committee has the authority to retain special legal or other advisors or consultants as it deems necessary or appropriate to carry out its duties. The Compensation Committee is composed of Mr. Osgood (Chair), Ms. Clague, General Coburn and Mr. Wend. The Compensation Committee held 6 meetings during fiscal 2014. Each member of the Compensation Committee is independent under applicable NASDAQ listing standards, an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each annual meeting. The Board believes that, considering the size of the Company and the Board, nominating decisions can be made effectively on a case-by-case basis by the Board. In carrying out the functions of a nominating committee, the Board does not rely on a nominating committee charter. Rather, the independent directors of the Company apply the guidelines set forth below in considering nominations to the Board.

Director Qualifications

The Board believes that new candidates for director should have certain minimum qualifications, including having the knowledge, capabilities, experience and contacts that complement those currently existing within our company; ability and qualifications to provide our management with an expanded opportunity to explore ideas, concepts and creative approaches to existing and future issues, and to guide management through the challenges and complexities of building a quality company; ability to meet contemporary public company board standards with respect to general governance; stewardship, depth of review, independence, financial certification, personal integrity and responsibility to stockholders; genuine desire and availability to participate actively in the development of our future; and an orientation toward maximizing stockholder value in realistic time frames. The Board also intends to consider for new Board members such factors as ability to contribute strategically through relevant industry background and experience, on either the vendor or the end user side;

strong current industry contacts; ability and willingness to introduce and open doors to executives of potential customers and partners; current employment as the CEO of an acoustic products, media, advertising, military or government supply company larger than our company; independence from our company and current Board members; and a recognizable name that would add credibility and value to our company and its stockholders. The Board does not have a formal policy regarding diversity, but as described above considers a broad range of attributes and characteristics in identifying and evaluating nominees for election to the Board. The Board views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Board may modify these qualifications from time to time.

Evaluating Nominees for Director

The Board reviews candidates for director nominees in the context of the current composition of our Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Board currently considers, among other factors, diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and our company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service to our company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Board also determines whether the nominee must be independent, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Board then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Board conducts any appropriate and necessary inquiries into the background and qualifications of possible candidates after considering the function and needs of our Board. The Board meets to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to our Board by majority vote. To date, the Board has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Nominations

The Board applies the same guidelines (described above) to stockholder nominees as applied to nominees from other sources. Any stockholder who wishes to recommend for the Board’s consideration a prospective to serve on the Board may do so by giving the candidate’s name and qualifications in writing to our corporate secretary at the following address: 16990 Goldentop Road, Suite A, San Diego, California 92127.

Code of Business Conduct and Ethics

We have adopted a “Code of Business Conduct and Ethics,” a code of ethics that applies to all employees, including our executive officers. A copy of the Code of Business Conduct and Ethics is posted on our Internet site at www.lradx.com. In the event we make any amendments to, or grant any waivers of, a provision of the Code of Business Conduct and Ethics that applies to the principal executive officer, principal financial officer, or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose such amendment or waiver and the reasons therefor on a Form 8-K or on our next periodic report.

PROPOSAL TWO
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2015. A representative of Squar, Milner, Peterson, Miranda & Williamson, LLP is expected to be present at the Annual Meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. Stockholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP is not required by our bylaws or otherwise. However, we are submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our company and our stockholders.

The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, is required to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders for the purpose of determining a quorum and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accountants Fees

The following table presents fees billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for professional services rendered for the fiscal years ended September 30, 2013 and 2014:

	Fiscal 2013	Fiscal 2014
Audit Fees (1)	$117,445	$121,495
Audit Related Fees (2)	—	—
Tax Fees (3)	$5,606	$12,663
All Other Fees (4)	—	—
Total	$123,051	$134,158
(1)

Audit Fees include fees and expenses for professional services rendered in connection with the audit of our financial statements for those years, reviews of the financial statements included in each of our quarterly reports on Form 10-Q during those years and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)

Audit Related Fees consist of fees billed for assurance related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Included in Audit Related Fees are fees and expenses related to reviews of registration statements and SEC filings other than Forms 10-K and 10-Q. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2013 or 2014.

(3)	Tax Fees include the aggregate fees paid by us during the fiscal year indicated for professional services for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above. No such fees were billed by Squar, Milner, Peterson, Miranda & Williamson, LLP for fiscal 2013 or 2014.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the registered public accounting firm’s independence. The Audit Committee pre-approves the annual engagement of the principal independent registered public accounting firm, including the performance of the annual audit and quarterly reviews for the subsequent fiscal year, and pre-approves specific engagements for tax services performed by such firm. The Audit Committee has also established pre-approval policies and procedures for certain enumerated audit and audit related services performed pursuant to the annual engagement agreement, including such firm’s attendance at and participation at Board and committee meetings; services of such firm associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings, such as comfort letters and consents; such firm’s assistance in responding to any SEC comment letters; and consultations with such firm as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, Public Company Accounting Oversight Board, Financial Accounting Standards Board, or other regulatory or standard-setting bodies. The Audit Committee is informed of each service performed pursuant to its pre-approval policies and procedures.

The Audit Committee has considered the role of Squar, Milner, Peterson, Miranda & Williamson, LLP in providing services to us for the fiscal year ended September 30, 2014 and has concluded that such services are compatible with such firm’s independence.

Our Board of Directors recommends a vote IN FAVOR of
the ratification of the selection of our independent registered public accounting firm.

PROPOSAL THREE
APPROVAL OF LRAD CORPORATION 2015 EQUITY INCENTIVE PLAN

On January 19, 2015, our Board of Directors approved the LRAD Corporation 2015 Equity Incentive Plan (the “2015 Plan”), subject to stockholder approval at the Annual Meeting. The 2015 Plan is the successor to our 2005 Equity Incentive Plan (the “2005 Plan”). We are asking our stockholders to approve the 2015 Plan because the 2005 Plan is scheduled to expire in January 2015.

Overview

We believe that the adoption of the 2015 Plan is in the best interests of the Company because of the continuing need to provide stock options and other equity-based incentives to attract and retain qualified personnel and to respond to relevant market changes in equity compensation practices.

The use of equity compensation has historically been a significant part of our overall compensation philosophy and is a practice that we plan to continue. The 2015 Plan will serve as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. In addition, awards under the 2015 Plan will provide our service providers an opportunity to acquire or increase their ownership stake in our Company, and we believe this aligns their interests with those of our stockholders, creating strong incentives for our service providers to work hard for our future growth and success. If Proposal 3 is not approved by our stockholders, we believe our ability to attract and retain the talent we need to compete in our industry would be seriously and negatively impacted, and this could affect our long-term success.

The 2015 Plan’s effectiveness is dependent on the approval of it by stockholders at the meeting. We are asking stockholders to approve the 2015 Plan because the 2005 Plan is scheduled to expire in January of 2015. If this 2015 Plan is approved, all outstanding stock awards granted under the 2005 Plan will continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the applicable 2005 Plan, but no additional awards will be granted under the 2005 Plan. The following table provides information about our common stock that may be issued upon the exercise of options and rights under our 2005 Plan as of January 26, 2015, which was our only existing equity compensation plans as of such date:

Number of Shares
Outstanding options	3,085,035
Outstanding full-value awards	0
Shares available for grant under the 2005 Plan	202,467

Summary of our 2015 Equity Incentive Plan

The following is a summary of the principal provisions of the 2015 Plan, as proposed for approval. This summary does not purport to be a complete description of all of the provisions of the 2015 Plan. It is qualified in its entirety by reference to the full text of the 2015 Plan. A copy of the 2015 Plan is included as Appendix A to this proxy statement.

Shares Reserved for Issuance.

We adopted the 2015 Plan, as the successor to our 2005 Equity Incentive Plan. We have reserved 5,000,000 shares of our common stock to be issued under the 2015 Plan. In addition, the following shares are available for grant and issuance under our 2015 Plan:

•	shares subject to Options or SARs granted under the 2015 Plan that cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR;

•	shares subject to awards granted under the 2015 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•	shares subject to awards granted under the 2015 Plan that otherwise terminate without shares being issued;

•	shares subject to a shareholder approved exchange program; and

•	shares subject to awards under the 2015 Plan that are used to pay the exercise price of an Option or withheld to satisfy the tax withholding obligations related to any award.

It is this reserve which is being submitted for stockholder approval under this Proposal 3. Shares reserved under the 2005 Plan but not subject to outstanding awards on the effective date of the 2015 Plan will not rollover to the 2015 Plan and will no longer be available for future grant.

Eligibility.

Employees (including officers), consultants, advisors and members of the Board (including non-employee directors) are eligible to participate in the 2015 Plan. As of January 26, 2015, there were approximately 45 employees, directors, and consultants, including 2 executive officers, and 4 non-employee directors that would have been eligible to receive awards under the 2015 Plan if the 2015 Plan had been effective as of that date. Since our executive officers and non-employee directors may participate in the 2015 Plan, each of our executive officers, non-employee directors and director nominees has an interest in Proposal 3.

Types of Awards.

The 2015 Plan authorizes the award of Options, Restricted Stock, SARs, RSUs and Performance Awards (each individually an “Award” as more fully described below).

Administration.

The Board or any of its committees, as directed by the Board (the “Administrator”) will administer the 2015 Plan. The Administrator has the authority to construe and interpret the 2015 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2015 Plan.

Reduction of Shares.

For purposes of determining the number of shares available for grant under the 2015 Plan, any equity award will reduce the number of shares available for issuance by one share.

Per-Share Exercise Price.

The per-share exercise price of stock options and SARs granted under the 2015 Plan must equal at least the fair market value of a share of our common stock on the grant date of the option, except that options may be granted with a per-share exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Internal Revenue Code of 1986, as amended. In the case of incentive stock options granted to an employee who, at the time the incentive stock options is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant.

No Repricing Without Stockholder Approval.

The exercise price of an option or SAR may not be reduced (repriced) without first obtaining stockholder approval.

Vesting and Exercisability.

Awards become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Administrator and as set forth in the related award agreement. Vesting may be based on the passage of time in connection with services performed for us or upon achievement of performance goals or other criteria. Awards may vest based on time or achievement of performance conditions.

Options.

Options may be granted as incentive stock options within the meaning of Section 422 of the Code and the regulations promulgated thereunder or as nonstatutory stock options. The maximum term of Options granted under our 2015 Plan is ten years from the date of grant. However, our current option grant policy is to grant options with seven year terms. Options cease vesting on the date of termination of service or the death or disability of the employee, and generally expire ninety days after the termination of the employee’s service or up to 12 months following the date of death or disability, unless otherwise specified in the award agreement.

SARS.

SARs provide for a payment, or payments, in cash or shares of our common stock, to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price at grant. SARs may vest based on time or achievement of performance conditions. SARs become exercisable as they vest and are settled in cash or shares, as determined by the administrator, having a value at the time of exercise equal to (1) the number of shares deemed exercised, times (2) the amount by which our stock price on the date of exercise exceeds the exercise price of the SARs. SARs expire upon the date determined by the Administrator, as set forth in the award agreement.

RSUs.

RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right because of termination of service or failure to achieve certain performance conditions. Prior to the satisfaction of applicable vesting criteria, the RSU recipient will not have any right to transfer any rights with respect to any RSUs and will not have rights of ownership in any shares underlying the RSUs, including the right to vote such shares, but the Administrator may on or after the grant of RSUs authorize the payment of dividend equivalents on such RSUs in cash or additional shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company, and any dividend equivalents with respect to dividends paid in stock shall be subject to the same restrictions as the underlying award. If an RSU has not been forfeited, then on the date or upon the satisfaction of the vesting criteria specified in the RSU agreement, we will deliver to the holder of the RSU whole shares of our common stock (which may be subject to additional restrictions), cash or a combination of our common stock and cash.

Restricted Stock.

Restricted Stock is a grant of shares of our common stock subject to restrictions, which may vest based on time, achievement of performance conditions, or any other terms determined by the Administrator. The price, if any, of an Restricted Stock will be determined by the Administrator. Unless otherwise determined by the Administrator at the time of award, the Company will hold the Restricted Stock shares in escrow until the restrictions on such shares have lapsed. Unless otherwise determined by the Administrator, service providers holding Restricted Stock may exercise full voting rights with respect to those shares and will be entitled to receive all dividends and other distributions paid with respect to such shares.

Performance Awards.

Performance Awards are awards that are denominated in shares of our common stock or cash and provide that they may be paid upon achievement of the pre-established performance goals in cash or by issuance of the underlying shares. These awards are generally subject to forfeiture prior to payment upon failure to achieve the performance goals.

Method of Payment.

The exercise price of options and the purchase price, if any, of other stock awards may be paid by cash, check, cancellation of indebtedness, surrender of shares, waiver of compensation, a broker assisted same-day sale, or any other methods permitted by the Administrator and applicable law.

Adjustment of Shares.

If any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, will adjust the number and class of shares that may be delivered under the 2015 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits of the 2015 Plan.

Recoupment.

Awards under the 2015 will be subject to recoupment pursuant to any applicable clawback or recoupment policy adopted by the Board or required by law during a participant’s employment or service. These policies may require the cancellation of outstanding awards and recoupment of any gains realized with respect to awards.

Section 162(m) Considerations.

Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for compensation paid to the company’s chief executive officer and three other most highly compensated officers (excluding the chief financial officer) (“covered employees”) to the extent that any of them receive more than $1.0 million in compensation in any single year. However, if compensation qualifies as performance based compensation for Section 162(m) purposes, an employer may deduct the compensation for federal income tax purposes, even if the compensation exceeds $1.0 million in a single year. The 2015 Plan permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on income tax deductibility imposed by Section 162(m) of the Code. In addition to the grant of Options or SARs that are deemed to be performance-based if issued with an exercise price no less than the fair market value on the date of grant, our Administrator may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The 2015 Plan is intended to comply with the requirements of Section 162(m) of the Code such that performance-based awards in excess of $1.0 million payable to our covered employees may be deductible by us. While the Administrator is mindful of the benefit to us of the full deductibility of compensation and will consider deductibility when analyzing potential compensation alternatives, the Administrator believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives.

The Administrator may establish performance goals under which performance-based awards may be made by selecting from one or more of the following performance criteria (i) revenue, (ii) sales, (iii) expenses, (iv) operating income, (v) gross margin, (vi) operating margin, (vii) earnings before any one or more of stock based compensation expense, interest, taxes, depreciation and amortization, (viii) pre-tax profit, (ix) net operating income, (x) net income, (xi) economic value added, (xii) free cash flow, (xiii) operating cash flow, (xiv) balance of cash, cash equivalents and marketable securities, (xv) stock price (including without limitation, total stockholder return), (xvi) earnings per share, (xvii) return on stockholder equity, (xviii) return on capital, (xix) return on assets, (xx) return on investment, (xxi) employee satisfaction, (xxii) employee retention, (xiii) market share, (xiv) customer satisfaction, (xxv) product development, (xxvi) research and development expenses, (xxvii) completion of an identified special project, (xxviii) completion of a joint venture or other corporate transaction, (xxix) productivity ratios, (xxx) working capital targets and changes in working capital, (xxxi) individual business objectives, and (xxxii) company-specific operational metrics.

Performance factors will be calculated with respect to the entire company and each subsidiary consolidated with us for financial reporting purposes or such division or other business unit as may be selected by the Administrator. Performance factors applicable to a Performance Award will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance goals applicable to the Performance Award. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance factors in order to prevent the dilution or enlargement of the participant’s rights with respect to a Performance Award.

Unless otherwise specified by the Administrator (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals and relevant performance criteria at the time the performance goals and relevant performance criteria are established, the Administrator may make adjustments, if it determines appropriate in its sole discretion, to account for changes in law and accounting and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

Non-Employee Director Equity Awards.

Under the 2015 Plan, a person who is initially elected to the Board and who is a non-employee director at the time of such initial election automatically shall be granted (a) an option to purchase 30,000 shares on the date of such initial election and (b) an option to purchase 20,000 shares on the date of each annual meeting of stockholders after such initial election at which the non-employee director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial option grant pursuant to clause (a) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, options as described in clause (b) of the preceding sentence. The Board may from time to time, in its sole discretion, and subject to the limitations of the 2015 Plan, determine the terms and conditions of such options, consistent with the 2015 Plan. All options granted to non-employee directors will vest on the first anniversary of the date of grant and will be nonstatutory stock options.

Transferability.

Awards granted under our 2015 Plan may not be transferred in any manner other than by will or by the laws of descent or distribution or as determined by the Administrator. Unless otherwise permitted by the Administrator, Options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative.

Change of Control.

In the event of a merger or change in control (generally defined as a “Change of Control” in the 2015 Plan), each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards may be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s Awards may terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards may vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. The Administrator is not required to treat all Awards similarly.

Amendment or Termination of the 2015 Plan.

The Board may at any time amend or terminate the 2015 Plan in any respect; provided that the Board may not, without the approval of our stockholders, amend the 2015 Plan in any manner that requires such stockholder approval.

Termination Date.

The 2015 Plan will terminate on January 19, 2025, unless terminated earlier.

The summary of the 2015 Plan provided above is a summary of the principal features of the 2015 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the 2015 Plan. It is qualified in its entirety by references to the full text of the 2015 Plan. A copy of the 2015 Plan is attached as Appendix A to this Proxy Statement.

Summary of Federal Income Tax Consequences of Awards Granted under the 2015 Equity Incentive Plan

The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to us and the participants in the 2015 Plan with respect to awards granted under the 2015 Plan. U.S. federal tax laws may change and U.S. federal, state and local tax consequences for any participant will depend upon his or her individual circumstances.

Tax Treatment of the Participant Incentive Stock Options.

An optionee will recognize no income upon the grant of an incentive stock option (“ISO”) and will incur no tax upon exercise of an ISO unless for the year of exercise the optionee is subject to the alternative minimum tax (“AMT”). If the optionee holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period”), then the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. The amount of this gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for such ISO Shares.

If the optionee disposes of any of the ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise, or, if less, the amount realized on a sale of such ISO Shares, will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain or short-term capital gain depending upon the amount of time the ISO Shares were held by the optionee.

Alternative Minimum Tax.

Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is a tax preference item for purposes of the AMT. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonstatutory Stock Options.

An optionee will not recognize any taxable income at the time a nonstatutory stock option (“NSO”) is granted. However, upon exercise of a NSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares acquired (the “NSO Shares”) on the date of exercise and the optionee’s aggregate exercise price paid for the NSO Shares. The amount of gain realized on exercise must be treated as ordinary income by the optionee and will be subject to income tax withholding if the optionee is an employee. Upon resale of the NSO Shares by the optionee, any subsequent appreciation or depreciation in the value of the NSO Shares will be treated as long-term or short-term capital gain or loss depending upon how long the optionee held the NSO Shares.

Restricted Stock.

A participant receiving restricted shares for services recognizes taxable income when the shares become vested. Upon vesting, the participant will include in ordinary income an amount, which will be subject to income tax withholding if the participant is an employee, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid (if any) for the shares. Upon resale of the shares by the participant, subsequent appreciation or depreciation in the value of the shares is treated as long-term or short-term capital gain or loss depending on the amount of time the shares were held by the participant.

If the participant makes an election under Section 83(b) of the Code (“83(b) Election”), the participant will include in income as ordinary income the fair market value of the shares on the date of receipt of the award, less any purchase price paid for such shares. The income will be subject to withholding (either by payment in cash or withholding out of the participant’s award or other compensation). If the award is subsequently forfeited, the participant will not receive any deduction for the amount treated as ordinary income.

Restricted Stock Units.

In general, no taxable income is realized upon the grant of an RSU award. The participant will generally include in ordinary income, which will be subject to income tax withholding if the participant is an employee, the fair market value of the shares of stock or other consideration received by the participant upon settlement, which generally occurs at the time the RSUs vest.

Stock Appreciation Rights.

A grant of a SAR has no federal income tax consequences at the time of grant. Upon the exercise of SARs, the value of the shares or other consideration received is generally taxable to the recipient as ordinary income, which will be subject to income tax withholding if the recipient is an employee.

Tax Withholding.

The 2015 Plan allows us to withhold shares from the awards or other consideration to satisfy the participant’s withholding tax obligation and tender cash from our general funds to the applicable tax authorities in an amount equal to the value of the shares withheld.

New Medicare Taxes.

Since 2013, a 0.9% additional Medicare tax applies to individuals’ wages, compensation and self-employment income over $250,000 for taxpayers married and filing jointly, $125,000 for taxpayers married filing separately, and $200,000 for single taxpayers and this tax is subject to employer withholding.

Our Tax Treatment

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Section 162(m) of the Code, we generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2015 Plan. The implications of Section 162(m) of the Code are discussed above.

ERISA Information

The 2015 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Accounting Treatment

We will recognize compensation expense in connection with awards granted under the 2015 Plan as required under applicable accounting standards. We currently recognize compensation expense associated with equity awards over an award’s requisite service period and establish the fair value of equity awards in accordance with applicable accounting standards.

New 2015 Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Administrator.

Except with respect to non-employee directors as described under “Non-Employee Director Equity Awards” above, benefits and amounts that will be received or allocated under the 2015 Plan are not determinable at this time because future awards to our officers, employees and consultants under the 2015 Plan are discretionary. Additionally, awards to non-employee directors may differ from the awards described herein.

Certain Interests of Directors

In considering the recommendation of our Board with respect to the approval of the 2015 Plan, stockholders should be aware that the members of our Board have certain interests, which may present them with conflicts of interest in connection with this proposal. As discussed above, directors are eligible to receive awards under the 2015 Plan. Please see the discussion under “Non-Employee Director Equity Awards” above for more information regarding equity grants to our non-employee directors. Our Board recognizes that approval of this proposal may benefit our directors and their successors.

Our Board of Directors recommends a vote IN FAVOR of
the approval of the LRAD Corporation 2015 Equity Incentive Plan.

PROPOSAL FOUR
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the vote of our stockholders, our Board of Directors has determined to submit the approval of our executive compensation annually to our stockholders on a non-binding basis. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Our executive compensation program received the support of stockholders holding 93.8% of our stock that was voted on the matter at our 2014 Stockholders Meeting.

Our executive compensation program is designed to attract, motivate and retain a talented team of executives. We seek to accomplish this goal in a way that rewards performance that is aligned with our stockholders’ long-term interests. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders

In accordance with the requirements of Section 14A of the Exchange Act, we are including in this Proxy Statement a separate resolution, subject to a non-binding stockholder vote, to approve the compensation of our named executive officers as disclosed in this Proxy Statement. Accordingly, the following resolution is submitted for stockholder vote at the 2015 Annual Meeting:

“RESOLVED, that the stockholders of LRAD Corporation approve, on an advisory basis, the compensation of its named executive officers as disclosed in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in the Proxy Statement for the 2015 Annual Meeting.”

As an advisory vote, this proposal is not binding. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions for named executive officers.

Our Board of Directors recommends that stockholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of January 27, 2015 by: (i) each director and nominee; (ii) each of the named executive officers reflected in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (1)
Common Stock	Austin W. Marxe, David M. Greenhouse and Adam C. Stettner	5,455,800	(2)	16.2%
	527 Madison Avenue, Suite 2600
	New York, New York 10022

Common Stock	Iroquois Capital Management LLC	2,676,172	(3)	7.9%
	641 Lexington Avenue, 26th Floor
	New Your, New Your 10022

Common Stock	Manatuck Hill Partners, LLC	2,151,122	(4)	6.5%
	1465 Post Road East
	Westport, Connecticut 06880

Common Stock	Thomas R. Brown	1,695,733	(5)	4.9%
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Laura M. Clague	92,600	(6)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	John G. Coburn	71,660	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Richard H. Osgood III	100,000	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Dennis J. Wend	100,000	(7)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

Common Stock	Katherine H. McDermott	295,333	(8)	*
	16990 Goldentop Rd., Suite A
	San Diego, California 92127

	All directors and executive officers as a group (6 persons)	2,355,326	(9)	6.7%

*	Less than 1%.
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated below, this table is based on information supplied by officers, directors and principal stockholders. The inclusion in this table of such shares does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit of, such shares. Percentage of class is based on 33,243,156 shares of common stock outstanding on January 26, 2015. Except as otherwise stated below, each of the named persons has sole voting and investment power with respect to the shares shown (subject to community property laws).

(2)

Beneficial joint ownership by Mr. Marxe, Mr. Greenhouse, and Mr. Stettner is based on information provided by the stockholder in a Form 13G filed with the SEC on February 13, 2014 and consists of 4,667,710 shares of common stock and 788,090 warrants held by the following entities: 2,147,462 shares and 372,466 warrants owned by Special Situations Fund III QP, L.P., 715,290 shares and 102,564 warrants owned by Special Situations Private Equity Fund, L.P., 250,139 shares and 43,385 warrants owned by Special Situations Technology Fund, L.P., and 1,554,819 shares and 269,675 warrants owned by Special Situations Technology Fund II, L.P. MGP Advisors Limited Partnership, or MGP, is the general partner of the Special Situations Fund III QP, L.P. and AWM Investment Company, Inc., or AWM, is the general partner of MGP. SST Advisers, L.L.C., or SSTA, is the general partner of the Special Situations Technology Fund, L.P. and Special Situations Technology Fund II, L.P. MG Advisers, L.L.C., or MG, is the general partner of the Special Situations Private Equity Fund, L.P. AWM is the investment adviser to Special Situations Fund III QP, L.P., Special Situations Technology Fund, L.P., Special Situations Technology Fund II, L.P. and Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG, and are principally responsible for the selection, acquisition, voting and disposition of the portfolio securities by each investment adviser on behalf of its fund. Messrs. Marxe, Greenhouse, and Stettner share voting and dispositive power with respect to shares held by these stockholders.

(3)

Beneficial ownership by Iroquois Capital Management LLC, Mr. Joshua Silverman and Mr. Richard Abbe is based on information provided by the stockholders in a Schedule 13G filed with the SEC on February 12, 2014. Iroquois Capital Management L.L.C (“Iroquois Capital”) is the investment manager of Iroquois Master Fund, Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Mr. Silverman and Mr. Abbe make voting and investment decisions on behalf of Iroquois Capital in its capacity as investment manager to IMF. As a result of the foregoing, Messrs. Silverman and Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the securities held by IMF. In the Schedule 13G filing, each of Iroquois Capital, Messrs. Silverman and Abbe reported shared voting and dispositive power over 2,617,626 shares (including 2,228,860 shares and warrants to purchase 388,766 shares). Messrs. Silverman and Abbe also have beneficial ownership of warrants to purchase 4,503 and 54,043 shares, respectively.

(4)

Beneficial ownership by Manatuck Hill Partners, LLC is based in part on information provided by the stockholder in a Schedule 13G filed with the SEC on February 14, 2014 and is based in part on information provided to the Company by the stockholder, and consists of 2,151,122 shares of common stock. Manatuck Hill Partners, LLC has sole voting and dispositive power with respect to the shares.

(5)	Includes 1,583,333 shares issuable upon exercise of outstanding stock options within 60 days of January 26, 2015.
(6)	Includes 2,000 shares held by spouse and 70,000 shares issuable upon exercise of outstanding stock options within 60 days of January 26, 2015.
(7)	Includes 50,000 shares issuable upon exercise of outstanding stock options within 60 days of January 26, 2015.
(8)	Includes 268,333 shares issuable upon exercise of outstanding stock options within 60 days of January 26, 2015.
(9)	Includes 2,071,666 shares issuable upon exercise of outstanding stock options within 60 days of January 26, 2015

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our Chief Executive Officer and Chief Financial Officer for the fiscal year ended September 30, 2014. We refer to each such person as a “named executive officer.”

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards		All Other Compensation	Total
Thomas R. Brown	2014	$281,188	$281,188	$278,045	(1)(2)	$14,153	$854,574
President and Chief Executive Officer	2013	$275,000	—	$518,311	(2)(3)	$13,875	$807,186
Katherine H. McDermott	2014	$178,938	$178,938	$55,998	(1)	$8,052	$421,926
Chief Financial Officer and Secretary	2013	$175,000	—	$43,338	(3)	$7,875	$226,213

(1)

The amounts for 2014 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2014, in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2014, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 20, 2014.

(2)

On September 10, 2013, one of Mr. Brown’s stock option grants was modified to increase the exercise price from $1.33 to $3.00. As a result of this repricing, the fair value of the grant decreased. In accordance with FASB ASC Topic

718, the total recognized compensation cost for an equity award shall at least equal the fair value of the award at the grant date. As such, the compensation cost above was not reduced as a result of this repricing.

(3)

The amounts for 2013 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2013, in accordance with ASC 718, “Compensation-Stock Compensation.” Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2013, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 21, 2013.

No named executive officer received any form of non-cash compensation from us in the fiscal year ended September 30, 2014, or currently receives any such compensation, in excess of 10% of the total amount of annual salary and bonus reported for the named executive officer above. No named executive officer received a restricted stock award, a stock appreciation right or a long-term incentive payout in the fiscal year ended September 30, 2014.

Employment Arrangements

We have entered into the following employment arrangements with each of the named executive officers reflected in the Summary Compensation Table.

Mr. Thomas R. Brown— Effective August 23, 2006, we entered into a letter agreement with Mr. Brown pursuant to which he was appointed as our President and Chief Executive Officer commencing September 5, 2006. Under his employment agreement, Mr. Brown’s current annual salary is $283,250, and Mr. Brown participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. In connection with his employment, Mr. Brown is eligible for an annual bonus as recommended by the Compensation Committee and approved by the Board. The bonus for 2015 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Mr. Brown received a bonus of $281,188 for fiscal year 2014 based on the Company meeting the bonus criteria established for such fiscal year by the Compensation Committee. Mr. Brown received no bonus for fiscal year 2013. In the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. He will also be entitled to continuation of his company-provided health and dental benefits for the same period. Mr. Brown is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, he will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Ms. Katherine H. McDermott— Effective June 25, 2007, we entered into a letter agreement with Ms. McDermott pursuant to which she was appointed Controller/Chief Accounting Officer, and subsequently Chief Financial Officer. Under her employment agreement, Ms. McDermott’s current annual salary is $180,250, and Ms. McDermott participates in bonus, benefit and other incentives at the discretion of the Compensation Committee. Ms. McDermott’s bonus for 2015 is based on the bonus plan described below under the heading “Executive Officer and Employee Incentive Plan.” Ms. McDermott received a bonus of $178,938 for fiscal year 2014 based on the Company meeting the bonus criteria established for such fiscal year by the Compensation Committee. Ms. McDermott received no bonus for fiscal year 2013. Ms. McDermott’s employment is not for a specified period or term of employment and is terminable at-will by us or by Ms. McDermott for any reason, with or without notice. Ms. McDermott is also entitled to participate in the Change in Control Severance Benefit Plan whereby in the event of a qualifying termination, she will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination.

Executive Officer and Employee Incentive Plan

On September 22, 2014, the Compensation Committee of our Board recommended, and the Board approved, an incentive bonus plan for fiscal year 2015 designed to motivate our employees to achieve our financial objectives and to reward them for their achievements when our objectives are met. All of our employees will be entitled to participate in the incentive plan. Target bonus amounts vary based on a percentage of the employee’s base salary, which are 50% of base salary for executive officers and range from 10% to 50% of base salary for other employees depending on their level of responsibility. A bonus payment will be made at three levels, including at 50% of target, at 100% of target and at 200% of target, depending upon the achievement by our company of specified earnings per share goals. For purposes of the earnings per share calculation, the number of shares outstanding will be held constant as of October 1, 2014.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of September 30, 2014.

	Outstanding Equity Awards at Fiscal Year-End
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options			Equity Incentive Plan Awards: Number of Securities Underlying		Option Expiration Date
Name	Exercisable	Unexercisable		Total	Unexercised Unearned Options	Option Exercise Price
Thomas R. Brown	250,000	—	(1)	250,000	—	$1.24	6/15/2015
	100,000	—	(2)	100,000	—	$2.63	12/6/2015
	250,000	—	(3)	250,000	—	$2.27	8/19/2021
	750,000	—	(4)	750,000	—	$3.00	5/10/2022
	116,666	83,334	(5)	200,000	—	$1.76	11/26/2020
Katherine H. McDermott	75,000	—	(1)	75,000	—	$1.24	6/15/2015
	100,000	—	(4)	100,000	—	$1.33	5/10/2022
	46,666	33,334	(5)	80,000	—	$1.76	11/26/2020

(1)	The option vests as to 1/3 of the shares on the date of grant of June 15, 2010 and 1/12 quarterly thereafter until fully vested.
(2)	The option vests as to 1/3 of the shares on the date of grant of December 6, 2010 and 1/12 quarterly thereafter until fully vested.
(3)	The option vests as to 1/3 of the shares on the date of grant of August 19, 2011 and 1/12 quarterly thereafter until fully vested.
(4)	The option vests as to 1/3 of the shares on the date of grant of May 10, 2012 and 1/12 quarterly thereafter until fully vested.
(5)	The option vests as to 1/3 of the shares on the date of grant of November 26, 2013 and 1/12 quarterly thereafter until fully vested.

We do not have any stock appreciation rights plans in effect and we have no long-term incentive plans, as those terms are defined in SEC regulations. We have no defined benefit or actuarial plans covering any named executive officer.

Potential Payments Upon Termination or Change-in-Control

Under our employment agreement with Mr. Brown, in the event that Mr. Brown’s employment is terminated for any reason other than cause, or if he resigns for good reason, he will be entitled to severance equal to one month’s salary for each two month period of service, or portion thereof, up to six months’ salary. Mr. Brown’s current annual salary is $283,250. As such, in the event we are required to make severance payments to him, he would be entitled to $23,604 for each two months of service, up to an aggregate of $141,625. He will also be entitled to continuation of his company-provided health and dental benefits for the same period of time.

We have a Change in Control Severance Benefit Plan under which, in the event of a qualifying termination, each of two participating executives will be entitled to receive (i) a lump sum payment equal to twenty-four months’ base salary (less applicable tax and other withholdings), (ii) a lump sum payment equal to the officer’s target bonus for the year in which the officer is terminated, (iii) continuation of health benefits for twenty-four months and (iv) accelerated vesting of any unvested stock options and other securities or similar incentives held at the time of termination. A qualifying termination under the Change of Control Plan is any involuntary termination without cause or any voluntary termination for good reason, in each case occurring within three months before or twelve months after a change of control of the Company.

COMPENSATION OF DIRECTORS

The following table shows all the fees earned or cash paid during the fiscal year ended September 30, 2014 to our non-employee directors. No option or restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended September 30, 2014.

Director Compensation Fiscal Year 2014

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Laura M. Clague	$24,321	$20,906	—	$45,227
John G. Coburn	$24,321	$25,389	—	$49,710
Richard H. Osgood II	$24,321	$25,389	—	$49,710
Dennis J. Wend	$24,321	$25,389	—	$49,710

(1)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 30, 2014, in accordance with ASC 718, “Compensation-Stock Compensation”. Assumptions used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal year ended September 30, 2014, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 20, 2014.

Each of our non-employee directors receives (a) an annual cash retainer equal to $25,000, which is paid in equal quarterly installments and is prorated for partial year service, (b) an initial grant of an option to purchase 30,000 shares of the Company’s common stock upon the director’s appointment to the Board and (c) an annual grant of an option to purchase 20,000 shares of the Company’s common stock at each annual meeting of stockholders of the Company at which the director is re-elected to the Board. No additional amounts are payable for committee participation.

EQUITY COMPENSATION PLAN INFORMATION

At September 30, 2014, we had one equity incentive plan under which equity securities are or have been authorized for issuance to our employees, consultants or directors: the 2005 Equity Incentive Plan. This plan has been approved by our stockholders. In addition, from time to time we issue to employees, directors and service providers special stock options, inducement grants and warrants to purchase common shares, and these grants have not been approved by stockholders. The following table sets forth information as of September 30, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,530,535	$2.09	763,634
Equity compensation plans not approved by security holders	—	—	—
Total	2,530,535	$2.09	763,634

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Ms. Clague, General Coburn, Mr. Osgood, and Mr. Wend served on the Compensation Committee during fiscal year 2014 and comprise our current Compensation Committee. None of the members of our Compensation Committee during the fiscal year ended September 30, 2014 are or were formerly officers or employees of our company. No executive officer of our company (1) served as a member of the compensation committee (or other committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (2) served as a director of another entity, one of whose executive officers served on our Compensation Committee, or (3) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our company.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended September 30, 2014.

The Audit Committee has reviewed and discussed the audited financial statements of LRAD Corporation with management. The Audit Committee has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 16, Communication with Audit Committees as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also received written disclosures and the letter from Squar, Milner, Peterson, Miranda & Williamson, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Squar, Milner, Peterson, Miranda & Williamson, LLP its independence from our company.

The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that audited financial statements be included in our company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

AUDIT COMMITTEE

Laura M. Clague

General John G. Coburn

Richard H. Osgood III

Dennis J. Wend

November 19, 2014

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended September 30, 2014, we believe that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, other than one Form 4 filed for General John G. Coburn on February 27, 2014 reporting a purchase transaction effected on September 10, 2013.

TRANSACTIONS WITH RELATED PERSONS

During the fiscal year ended September 30, 2014 there were no (and there are no currently proposed) transactions in which the amount involved exceeded the lesser of $120,000 or 1% of the average of total assets at year end for the last two completed fiscal years to which we were (or are to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2016 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is September 29, 2015.

Our bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at our 2016 annual meeting, the stockholder must give timely notice of the proposal in writing to our Corporate Secretary. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at our executive offices not earlier than December 19, 2015 and not later than January 18, 2016; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the scheduled date of this year’s Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event we first make public announcement of the date of such annual meeting fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which we first make public announcement of the date of such meeting.

OTHER MATTERS

Other Matters Brought Before the Meeting

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Proxy Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of our company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Householding of Proxy Materials

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions received only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of our annual report and/or proxy statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies at the same address may wish to receive only one. If you now receive more than one copy, and would like to receive only one copy, please submit your request to the address or phone number that appears on your proxy card. A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2014 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at LRAD Corporation, 16900 Goldentop Road, Suite A, San Diego, California 92127.

Electronic Delivery of Proxy Materials and Annual Reports

If you are a stockholder of record, you may request and consent to electronic delivery of our future proxy materials and annual reports by following the instructions on your proxy card. If your shares are held in street name, please contact your broker, bank or other nominee and ask about the availability of electronic delivery. If you select electronic delivery, we will discontinue mailing the proxy materials and annual reports to you beginning next year and you will be sent an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report. Your consent to electronic delivery will remain in effect until you revoke it. If you selected electronic delivery last year, we will not mail the materials to you this year and you will receive an e-mail message with the Internet address where you may access the proxy materials and annual report for the current year.

Additional Documentation

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2014 has been made available on-line or will be mailed upon request by our proxy service. Exhibits to the Form 10-K are available without charge upon written request to the Secretary at LRAD Corporation, 16900 Goldentop Road, Suite A, San Diego, California 92127.

Accommodations for Attendance at the Annual Meeting

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from us by contacting the Secretary at LRAD Corporation, 16990 Goldentop Road, Suite A, San Diego, California 92127 or at (858) 676-1112. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by March 10, 2015.

IMPORTANT

Your vote is very important no matter how many shares you own. If your shares are held in your own name, please sign, date and return the enclosed proxy card in the postage-paid envelope provided or submit your proxy by telephone or the internet. Instructions regarding telephone and internet voting are included on the proxy card (or, if applicable, your electronic delivery notice). If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. You may provide instructions to your bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return the proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

*****

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

By Order of the Board of Directors

Thomas R. Brown
Chairman of the Board

January 27, 2015

APPENDIX A

LRAD CORPORATION

2015 EQUITY INCENTIVE PLAN

1.     Purposes of the Plan. LRAD Corporation, a Delaware corporation (the “Company”) hereby establishes an incentive compensation plan to be known as the 2015 Equity Incentive Plan (the “Plan”), as set forth in this document. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares. The purpose of the Plan is to attract and retain Employees, Directors, and Consultants and to provide additional incentives for these persons consistent with the long-term success of the Company’s business.

2.     Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)     “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of Shares under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted.

(c)     “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d)     “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Change in Control” means the occurrence of any of the following events:

(i)     A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this Section 2(f)(i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)     A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12 month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this Section 2(f)(ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)     A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this Section 2(f)(iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s shareholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this Section 2(f)(iii). For purposes of this Section 2(f)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)     “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h)     “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)     “Common Stock” means the common stock of the Company.

(j)     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(k)     “Director” means a member of the Board.

(l)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(n)     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(o)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)     In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend or holiday, the Fair Market Value will be the price as determined in accordance with subsections (i) through (iii) above (as applicable) on the immediately preceding business day, unless otherwise determined by the Administrator.

(p)     “Fiscal Year” means the fiscal year of the Company.

(q)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r)     “Inside Director” means a Director who is an Employee.

(s)     “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u)     “Option” means a stock option granted pursuant to the Plan.

(v)     “Outside Director” means a Director who is not an Employee.

(w)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)     “Participant” means the holder of an outstanding Award.

(y)     “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(z)     “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(aa)     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(bb)     “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(cc)     “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(dd)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ee)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(ff)     “Service Provider” means an Employee, Director or Consultant.

(gg)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(hh)     “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(ii)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)     Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,000,000 Shares.

(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).

(c)     Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.     Administration of the Plan.

(a)     Procedure.

(i)     Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)     Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine the Fair Market Value;

(ii)     to select the Service Providers to whom and the times at which Awards may be granted hereunder;

(iii)     to determine the number of Shares to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(viii)     to modify or amend each Award (subject to Section 20 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(ix)     to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 15 of the Plan;

(x)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)     to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xii)     to make all other determinations deemed necessary or advisable for administering the Plan.

(c)     Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.     Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.     Stock Options.

(a)     Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)     Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be 5 years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)     Option Exercise Price and Consideration.

(i)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)     In the case of an Incentive Stock Option:

(A)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)     granted to any Employee other than an Employee described in Section 6(c)(i)(1)(A), the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)     In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)     Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)     Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)     Exercise of Option.

(i)     Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 90 days following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)     Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided the right to designate a beneficiary is set forth in the Award Agreement and such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)     Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 7(d) is prevented by the provisions of Section 21 below, the Option shall remain exercisable until 30 days (or such longer period of time as determined by the Administrator, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).

7.     Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)     Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)     Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)     Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)     Voting Rights. Unless otherwise determined by the Administrator, during the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

(g)     Dividends and Other Distributions. Unless otherwise determined by the Administrator, during the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.     Restricted Stock Units.

(a)     Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)     Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)     Dividend Equivalents and Other Ownership Rights. Prior to the satisfaction of applicable vesting criteria, the Participant shall not have any right to transfer any rights with respect to any Restricted Stock Units and shall not have rights of ownership in any Shares underlying the Restricted Stock Units, including the right to vote such Shares, but the Administrator may on or after the grant of Restricted Stock Units authorize the payment of dividend equivalents on such Restricted Stock Units in cash or additional Shares on a current, deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company. Notwithstanding the foregoing, any dividend equivalents with respect to dividends paid in stock shall be subject to the same restrictions as the underlying Award.

(d)     Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(e)     Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(f)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.     Stock Appreciation Rights.

(a)     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)     Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)     Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)     Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)     Vesting. Any Award Agreement may specify:  (i) a waiting period or period before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable, and any Award Agreement may provide for the earlier exercise of such rights in the event of a termination of employment.

(f)     Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(g)     Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)     The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; by

(ii)     The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.     Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)     Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period”. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)     Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.     Granting Options to Outside Directors. During the term of the Plan, a person who is initially elected to the Board and who is an Outside Director at the time of such initial election automatically shall be granted (a) an Option to purchase 30,000 Shares on the date of such initial election and (b) an Option to purchase 20,000 Shares on the date of each annual meeting of stockholders after such initial election at which the Outside Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (a) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (b) of the preceding sentence. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan, determine the terms and conditions of such Options, consistent with the Plan. All Options granted to Outside Directors will vest on the first anniversary of the date of grant and will be Nonstatutory Stock Options.

12.     Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the first day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.     Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.     Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this Section 14(c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)     Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

15.     Tax.

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)     Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash (including cash from the sale of Shares issued to Participant) or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)     Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

16.     No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Parent or Subsidiary of the Company, nor will they interfere in any way with the Participant’s right or the Company’s right, or Parent’s or Subsidiary’s right, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.     No Duty to Inform Regarding Exercise Rights. Neither the Company, the Board, the Administrator nor any Committee shall have any duty to inform a Participant of the pending expiration of the period in which an Award may be exercised.

18.     Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.     Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board and the shareholders. It will continue in effect for a term of 10 years from the date adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20.     Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)     Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.     Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state or federal law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.     Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within 12 months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws.

LRAD CORPORATION

16990 GOLDENTOP ROAD, SUITE A
SAN DIEGO, CA 92127

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Thomas R. Brown 02 Laura M. Clague 03 John G. Coburn 04 Dennis J. Wend 05 Richard H. Osgood III

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent registered public accounting firm of the Company for the fiscal year ending September 30, 2015.	☐	☐	☐
3	To approve the LRAD Corporation 2015 Equity Incentive Plan.	☐	☐	☐
4	Advisory Vote on Executive Compensation.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000224627_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

LRAD CORPORATION

THIS PROXY RELATES TO THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD
MARCH 18, 2015

The undersigned hereby appoints THOMAS R. BROWN and KATHERINE H. MCDERMOTT or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of LRAD Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of LRAD CORPORATION (the "Company") to be held at 9:30 a.m. (local time) at the Company's principal offices located at 16990 Goldentop Road, Suite A, San Diego, California 92127 on March 18, 2015 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL ONE, FOR PROPOSAL TWO, FOR PROPOSAL THREE, AND FOR PROPOSAL FOUR, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

Continued and to be signed on reverse side

0000224627_2 R1.0.0.51160